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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

EZENIA! INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-25882 (Commission File Number)	04-3114212 (I.R.S. Employer Identification No.)
154 Middlesex Turnpike, Burlington, MA 01803 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (781) 505-2100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

  99.1
  Ezenia! Inc. Press Release issued on July 17, 2003.

Item 9. Regulation FD Disclosure.

        On July 17, 2003, Ezenia! Inc. issued a press release announcing the cancellation of the Company's $2.9 million stock repurchase obligation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.
JULY 17, 2003	By:	/s/ KHOA D. NGUYEN Khoa D. Nguyen Chief Executive Officer and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ezenia! Inc. Press Release issued on July 17, 2003.

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SIGNATURE
EXHIBIT INDEX